                                                        EXHIBIT (5)(ii)



[NEW ENGLAND FINANCIAL LOGO]

       501 BOYLSTON STREET
       BOSTON, MASSACHUSETTS 02116-3700

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                                   ADMINISTRATIVE OFFICE, NEW ENGLAND FINANCIAL
                                      PO Box 14594 Des Moines Iowa 50306-3594
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                                              FOR COMPANY USE ONLY


                                        No.
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 VARIABLE ANNUITY APPLICATION TO
 NEW ENGLAND LIFE INSURANCE COMPANY (NELICO)

 AMERICAN FORERUNNER SERIES APPLICATION

 CLASS SELECTION: Select One Class--If no class is selected, the Standard Class will automatically be chosen.

 [ ] STANDARD CLASS      [ ] P CLASS      [ ] C CLASS      [ ] L CLASS
 [ ] B PLUS CLASS*

 *IF B PLUS CLASS IS CHOSEN, PLEASE COMPLETE THE BONUS DISCLOSURE FORM.

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 1. ANNUITANT AND OWNER(S)
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 ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

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 Name (First, Middle Initial, Last)                               Gender [ ] M [ ] F        Date of Birth

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 Street Address                                                   Social Security #

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 City, State & ZIP Code                                    E-mail Address                   Marital Status

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 Home Telephone #                     Work Telephone #            Relationship to Owner

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 OWNER - (Complete if the Owner is different       **If owner is a trust, please
          from the Annuitant.)                       complete the trustee
                                                     certification form.

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 Name (First, Middle Initial, Last)  TYPE:  [ ] Individual [ ] Custodian             Gender [ ] M [ ] F       Date of Birth
                                            [ ] Trust** [ ] Corporation


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 Street Address                                                                      Social Security # or Tax I.D. # (TIN)

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 City, State & ZIP Code                                         E-mail Address                                Marital Status

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 Home Telephone #                     Work Telephone #                               Relationship to Annuitant

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 JOINT OWNER -- NON-QUALIFIED ONLY

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 Name (First, Middle Initial, Last)                                            Gender [ ] M [ ] F                  Date of Birth

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 Street Address                                                                Social Security # or Tax I.D. # (TIN)

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 City, State & ZIP Code                                 E-mail Address                                             Marital Status

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 Home Telephone #                             Work Telephone #                 Relationship to Owner

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 (Note: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)

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 2. PRIMARY AND CONTINGENT BENEFICIARY(IES)
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       Beneficiary Type                 Name (First, Middle Initial, Last)            Relationship to Owner     Social Security #
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 [ ] Primary [ ] Contingent
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 [ ] Primary [ ] Contingent
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 [ ] Primary [ ] Contingent
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 (Note: To be used to determine whom will be paid/assume all rights under the contract on the Owner's death. The Owner's estate will be paid/ assume all rights if no Beneficiary is named. Not applicable to Annuitant's death if the Natural Owner and Annuitant are different and the Annuitant predeceases the Owner. Payment/assumption will be made in equal shares to the survivors unless otherwise specified in writing by the Owner. If the primary beneficiaries predecease the Owner, the contingent beneficiaries will be paid/assume all rights. If more than three beneficiaries are named, attach a separate sheet.)

NEA APP-1-02

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 3. CONTRACT APPLIED FOR:
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[ ] Non-Qualified     [ ] IRA    [ ] Roth IRA    [ ] SEP    [ ] TSA Transfer
[ ] SIMPLE [ ] Qualified Plan ___________ [ ] Other ___________

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 4. PURCHASE PAYMENT(S):
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Initial Purchase Payment $ __________ and/or transfers: $ __________ Prior Tax Year ___________ Current Tax Year __________

PAYMENT METHOD:  [ ] Check   [ ] Wire   [ ] Draft (if new, please complete MSA
or ACH application)

PAYMENT TYPE:  [ ] 1035 Exchange   [ ] Transfer   [ ] Rollover
[ ] Contribution

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 5. REPLACEMENT (MUST BE COMPLETED)
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 (a)   DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY
       CONTRACTS?      [ ] Yes  [ ] No

 (b)   WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING
       ANNUITY OR LIFE INSURANCE CONTRACTS?      [ ] Yes  [ ] No

       (Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.) If (b) is "Yes", applicable disclosure and replacement forms must be attached.)

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 6. OPTIONAL RIDERS (AVAILABLE AT TIME OF APPLICATION AND MAY NOT BE CHANGED ONCE ELECTED. THERE ARE ADDITIONAL CHARGES FOR THE RIDERS.)
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       DEATH BENEFIT RIDERS (CHECK ONLY ONE OR NONE) if no selection is made, the Standard Death Benefit will be automatically chosen.

        [ ] Annual Step Up               [ ] Greater of Annual Step Up or 5%
                                         Annual Increase

       OTHER RIDERS (CHECK ONE, BOTH OR NONE)

        [ ] GMIB (Guaranteed Minimum     [ ] Earnings Preservation Benefit Rider
                  Income Benefit)
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 7. AUTHORIZATION AND SIGNATURE(S)
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 (a)   NOTICE TO APPLICANT(S)
       FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

       ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA AND TENNESSEE RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

       NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

       ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

 (b) SIGNATURES: I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

 LOCATION WHERE THE APPLICATION IS SIGNED


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                                  City & State


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 Signature of Owner                          Date


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 Signature of Joint Owner                    Date


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 8. REPRESENTATIVE INFORMATION
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       STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Owner with the American Forerunner Series Prospectus prior to or at the time he/she completed the application form. Do you have reason to believe that the replacement or change of any existing insurance or annuity may be involved? [ ] Yes
       [ ] No


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 Signature of Representative                 Date

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 Printed Representative Name                                 Phone #                          State License I.D. #


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NEA APP-1-02


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